EXHIBIT 99.1
Headline: PVH Corp. Officially Appoints Stefan Larsson as Chief Executive Officer
Subhead: Manny Chirico Continues as Chairman of Company’s Board of Directors

NEW YORK--(BUSINESS WIRE)--February 1, 2021 — PVH Corp. [NYSE: PVH] announced today that Stefan Larsson has formally become the company’s Chief Executive Officer and joined its Board of Directors, completing a previously announced transition plan. PVH’s former CEO, Manny Chirico, will continue in his role as Chairman of the Board of Directors.

The company communicated in September 2020 this evolution in leadership to ensure a seamless and orderly transfer of the Chief Executive Officer’s role. Together, Larsson and Chirico developed near-term actions and long-term strategies that will continue to leverage the power of PVH by remaining focused on the company’s core strengths, connecting them to where the consumer is going, and driving brand relevance and high performance to deliver long-term sustainable growth.

Larsson was first hired in June 2019 in the role of President. He has since led the company’s regional teams and branded businesses, including Calvin Klein and Tommy Hilfiger, as they have navigated through the global COVID-19 pandemic, while steering PVH toward an accelerated recovery.

“This is a deeply humbling and exciting opportunity. I am honored to become CEO to build upon the industry-leading business and values-driven organization that Manny has shaped during his 15 years as CEO, and continue the exceptional people-first culture and purposeful commitment to corporate responsibility that he has championed at PVH,” said Larsson. “My focus is on building upon the core strengths that brought us here and connecting them closer to where the consumer is going than any time before, which will form the foundation to successfully deliver our next chapter of growth.”

Over the past two decades, PVH has transformed from a North America-based menswear company to one of the largest fashion and lifestyle companies in the world, with a team of almost 40,000 associates around the world.

“Leading PVH has been my proudest professional accomplishment. Not only have we grown our performance and solidified our reputation in our industry, but we have done it in a way we can all be proud of, striving to do the right thing,” said Chirico. “Given Stefan’s global experience, consumer focus and high-performance track record, I have full confidence in his leadership, team-focused mindset and strategic vision for sustainable growth to further realize the full power of PVH.”

About PVH Corp.

PVH is one of the most admired fashion and lifestyle companies in the world. We power brands that drive fashion forward – for good. Our brand portfolio includes the iconic Calvin Klein, TOMMY HILFIGER, Van Heusen, IZOD, ARROW, Warner’s, Olga and Geoffrey Beene brands, as well as the digital-centric True&Co. intimates brand. We market a variety of goods under these and other nationally and internationally known owned and licensed brands.

PVH has almost 40,000 associates operating in over 40 countries. That's the Power of Us. That’s the Power of PVH.

Samantha Critchell
VP, Corporate Communications
(917) 587-0568
communications@pvh.com

Source: PVH Corp.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Forward-looking statements in this press release, including, without limitation, statements relating to the Company’s future plans, strategies, objectives, expectations and intentions are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not be anticipated, including, without limitation, (i) our plans, strategies, objectives, expectations and intentions are subject to change at any time at our discretion; (ii) our ability to realize the anticipated benefits and savings from restructuring and similar plans, such as the North America office workforce reduction and the planned exit from the Heritage Brands Retail business announced in July 2020; (iii) we may be considered to be highly leveraged and we use a significant portion of our cash flows to service our indebtedness, as a result of which we might not have sufficient funds to operate our businesses in the manner we intend or have operated in the past; (iv) the levels of sales of our apparel, footwear and related products, both to our wholesale customers and in our retail stores and our directly operated digital commerce sites, the levels of sales of our licensees at wholesale and retail, and the extent of discounts and promotional pricing in which we and our licensees and other business partners are required to engage, all of which can be affected by weather conditions, changes in the economy, fuel prices, reductions in travel, fashion trends, consolidations, repositionings and bankruptcies in the retail industries, repositionings of brands by our licensors, consumer sentiment and other factors; (v) our ability to manage our growth and inventory; (vi) quota restrictions, the imposition of safeguard controls and the imposition of duties or tariffs on goods from the countries where we or our licensees produce goods under our trademarks, such as the increased tariffs imposed in 2019 and threatened increases in tariffs on goods imported into the U.S. from China and Vietnam, any of which, among other things, could limit the ability to produce products in cost-effective countries, or in countries that have the labor and technical expertise needed, or require us to absorb costs or try to pass costs onto consumers, which could materially impact our revenue and profitability; (vii) the availability and cost of raw materials; (viii) our ability to adjust timely to changes in trade regulations and the migration and development of manufacturers (which can affect where our products can best be produced); (ix) the regulation or prohibition of the transaction of business with specific individuals or entities and their affiliates or goods manufactured in certain regions by any government or regulatory authority in the jurisdictions where we conduct business, such as the listing of a person or entity as a Specially Designated National or Blocked Person by the U.S. Department of the Treasury’s Office of Foreign Assets Control and the issuance of Withhold Release Orders by the U.S. Customs and Border Patrol; (x) changes in available factory and shipping capacity, wage and shipping cost escalation, civil conflict, war or terrorist acts, the threat of any of the foregoing, or political or labor instability in any of the countries where our or our licensees’ or other business partners’ products are sold, produced or are planned to be sold or produced; (xi) disease epidemics and health-related concerns, such as the current COVID-19 pandemic, which could result in (and, in the case of the COVID-19 pandemic, has resulted in some of the following) supply-chain disruptions due to closed factories, reduced workforces, scarcity of raw materials and scrutiny or embargoing of goods produced in affected areas, closed stores, reduced consumer traffic and purchasing, as consumers become ill or limit or cease shopping in order to avoid exposure, or governments implement mandatory business closures, travel restrictions or the like to prevent the spread of disease, and market or other changes that could result (or, with respect to the COVID-19 pandemic, could continue to result) in noncash impairments of our goodwill and other intangible assets, operating lease right-of-use assets, and property, plant and equipment; (xii) acquisitions and divestitures and issues arising with acquisitions, divestitures and proposed transactions, including, without limitation, the ability to integrate an acquired entity or business into us with no substantial adverse effect on the acquired entity’s, the acquired business’s or our existing operations, employee relationships, vendor relationships, customer relationships or financial performance, and the ability to operate effectively and profitably our continuing businesses after the sale or other disposal of a subsidiary, business or the assets thereof; (xiii) the failure of our licensees to market successfully licensed products or to preserve the value of our brands, or their misuse of our brands; (xiv) significant fluctuations of the U.S. dollar against foreign currencies in which we transact significant levels of business; (xv) our retirement plan expenses recorded throughout the year are calculated using actuarial valuations that incorporate assumptions and estimates about financial market, economic and demographic conditions, and differences between estimated and actual results give rise to gains and losses, which can be significant, that are recorded immediately in earnings, generally in the fourth quarter of the year; (xvi) the impact of new and revised tax legislation and regulations; and (xvii) other risks and uncertainties indicated from time to time in our filings with the Securities and Exchange Commission.
The Company does not undertake any obligation to update publicly any forward-looking statement incurred in connection with the actions discussed in this press release.